UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2007
Date of Report (Date of earliest event reported):

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in charter)

Colorado	000-23039	14-1623047

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Teda Building, 87 Wing Lok Street Sheung Wan Hong Kong, The People’s Republic of China
(Address of principal executive offices)

+852-2543-8223
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On November 6, 2007, the Company issued to Roth Capital Partners, LLC (the “Placement Agent”) 255,600 warrants (the “Warrants”) to purchase an equivalent number of shares of its common stock, par value $.001 per share (the “Common Stock”) pursuant to the Placement Agency Agreement by and between the Company and the Placement Agent, dated October 31, 2007, and in connection with the completion of the registered direct offering (the “Offering”) of an aggregate of 7,100,000 shares of its common stock, par value $.001 per share, at a price of $6.75 per share and an aggregate of 1,420,000 warrants to purchase shares of its Common Stock with an exercise price of $8.45 per share. The terms of the Offering are disclosed in Item 1.01 of the Company’s Current Report on Form 8-K, dated October 31, 2007.  The Warrants have an exercise price of $7.38 per share.  The Warrants may not be exercised prior to May 6, 2008.  The Warrants issued to the Placement Agent were issued in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act and Regulation D promulgated thereunder and in reliance upon exemptions from applicable state securities laws.

The exercise price and the number of shares of Common Stock issuable pursuant to the Warrants are subject to customary adjustments. The foregoing summary is qualified in its entirety by reference to the Form of Warrant incorporated herein by reference.

Item 8.01.	Other Events

On November 6, 2007, the Company issued a press release relating to the completion of the Offering. A copy of such release is filed herewith as Exhibit 99.1 and incorporated herein by reference thereto.

Item 9.01.	Financial Statement and Exhibits

(d)	Exhibits
4.1	Form of Warrant to Roth Capital Partners, LLC (incorporated by reference to the Company’s Current Report on Form 8-K, dated October 31, 2007, Exhibit 4.2)
10.1
Form of Placement Agency Agreement by and between the Company and Roth Capital Partners, LLC, dated October 30, 2007 (incorporated by reference to the Company’s Current Report on Form 8-K, dated October 31, 2007, Exhibit 10.2)

99.1	Press Release, dated November 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007	CHINA PRECISION STEEL, INC.

By: /s/ Leada Tak Tai Li
Leada Tak Tai Li, Chief Financial Officer

EXHIBIT INDEX

Exhibits
4.1	Form of Warrant to Roth Capital Partners, LLC (incorporated by reference to the Company’s Current Report on Form 8-K, dated October 31, 2007, Exhibit 4.2)
10.1
Form of Placement Agency Agreement by and between the Company and Roth Capital Partners, LLC, dated October 30, 2007 (incorporated by reference to the Company’s Current Report on Form 8-K, dated October 31, 2007, Exhibit 10.2)

99.1	Press Release, dated November 6, 2007